SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 7, 2012

Derma Sciences, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-31070	23-2328753
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

214 Carnegie Center, Suite 300

Princeton, NJ  08540

(609) 514-4744

(Address including zip code and telephone

number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of directors or principal officers; election of directors; appointment of certain officers; compensatory arrangements of certain officers.

(e)      On March 7, 2012 Derma Sciences, Inc. (the “Company”) entered into new employment agreements with Edward J. Quilty, Chairman, President and Chief Executive Officer, John E. Yetter, CPA, Vice President and Chief Financial Officer and Robert C. Cole, Executive Vice President for Sales. On March 8, 2012, the Company entered into a new employment agreement with Barry J. Wolfenson, Executive Vice President for Global Business Development and Marketing, and on March 12, 2012, the Company and its Canadian subsidiary, Derma Canada Inc. (“Derma Canada”), entered into a new employment agreement with Frederic Eigner, Executive Vice President for Operations and General Manager of Derma Canada. The terms of the previous employment agreements of each of the foregoing named executive officers were set to expire on March 31, 2012 and have been superseded and replaced by the new employment agreements, each of which has a term expiring on March 31, 2013. The material terms of each of the new employment agreements are summarized below.

Mr. Quilty’s new employment agreement with the Company with respect to his position as President and Chief Executive Officer provides for base compensation of $400,000 per year, effective January 1, 2012, and incentive compensation in the discretion of the Board of Directors of the Company (the “Board”). The agreement further provides that, upon the Company’s failure to renew the agreement or termination of employment, each without cause (each a “Severance Event”), Mr. Quilty is entitled to (i) payment of severance compensation in the amount of two-year’s base salary ($800,000), to be paid in twenty-four equal monthly installments, (ii) at the Company’s expense, the same health care benefits provided to the Company’s active employees for twenty-four months following such Severance Event and (iii) an extension of the period to exercise any options to purchase securities of the Company to the earlier to occur of (a) the expiration thereof, as set forth in the option instrument, or (b) the tenth anniversary of the original grant date of the option instrument (an “Option Exercise Extension”).

Mr. Yetter’s new employment agreement with the Company with respect to his position as Vice President and Chief Financial Officer provides for base compensation of $250,000 per year, effective January 1, 2012, and incentive compensation in the discretion of the Board. The agreement further provides that, upon a Severance Event, Mr. Yetter is entitled to (i) payment of severance compensation in the amount of one-year’s base salary ($250,000), to be paid in twelve equal monthly installments, (ii) at the Company’s expense, the same health care benefits provided to the Company’s active employees for twelve months following such Severance Event and (iii) an Option Exercise Extension.

Mr. Cole’s new employment agreement with the Company with respect to his position as Executive Vice President for Sales provides for base compensation of $218,000 per year, effective January 1, 2012, and incentive compensation in the discretion of the Board. The agreement further provides that, upon a Severance Event, Mr. Cole is entitled to (i) payment of severance compensation in the amount of one-year’s base salary ($218,000), to be paid in twelve equal monthly installments, (ii) at the Company’s expense, the same health care benefits provided to the Company’s active employees for twelve months following such Severance Event and (iii) an Option Exercise Extension.

Mr. Wolfenson’s new employment agreement with the Company with respect to his position as Executive Vice President for Global Business Development and Marketing provides for base compensation of $235,000 per year, effective January 1, 2012, and incentive compensation in the discretion of the Board. The agreement further provides that, upon a Severance Event, Mr. Wolfenson is entitled to (i) payment of severance compensation in the amount of one-year’s base salary ($235,000), to be paid in twelve equal monthly installments, (ii) at the Company’s expense, the same health care benefits provided to the Company’s active employees for twelve months following such Severance Event and (iii) an Option Exercise Extension.

Mr. Eigner’s new employment agreement with the Company and Derma Canada with respect to his position as Executive Vice President for Operations and General Manager of Derma Canada provides for base compensation of $250,000 Cdn. per year, effective January 1, 2012, and incentive compensation in the discretion of the Board. The agreement further provides that, upon a Severance Event, Mr. Eigner is entitled to (i) payment of severance compensation in the amount of the greater of (a) one-year’s base salary ($250,000 Cdn.), to be paid in twelve equal monthly installments and (b) the amount specified by the laws of Ontario, Canada, to be paid in monthly installments, (ii) at Derma Canada’s expense, for twelve months following such Severance Event, the health care benefits required by the laws of Ontario, Canada, and reimbursement for the cost of health care benefits obtained by Mr. Eigner to the extent comparable benefits and cost coverage is provided to Derma Canada’s active employees and (iii) an Option Exercise Extension.

In addition, pursuant to the new employment agreements, upon a “change in control event” of the Company, as defined in accordance with Section 409A of the Internal Revenue Code and the regulations thereunder, each of the named executive officers may, within six-months of the change in control event, tender his resignation and receive the severance compensation and an Option Exercise Extension to the same extent as if he had been terminated without cause. Each of the new employment agreements also contains a “claw back” provision pursuant to which the Company will recoup incentive compensation from the named executive officers in the event of a financial restatement or other serious issue that results in a downward adjustment of the revenues, profits or other financial criteria upon which incentive-based compensation was predicated.

The foregoing descriptions of the new employment agreements are qualified in their entirety by reference to the full text of the new employment agreements, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits

The following exhibit are included with this report:

Exhibit No.	Description

10.1	Employment Agreement, dated March 7, 2012, between the Company and Edward J. Quilty
10.2	Employment Agreement, dated March 7, 2012, between the Company and John E. Yetter, CPA
10.3	Employment Agreement, dated March 7, 2012, between the Company and Robert C. Cole
10.4	Employment Agreement, dated March 8, 2012, between the Company and Barry J. Wolfenson
10.5	Employment Agreement, dated March 12, 2012, between the Company and Frederic Eigner

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DERMA SCIENCES, INC.

By:	/s/ John E. Yetter
John E. Yetter, CPA
Vice President and Chief Financial Officer

Date:  March 13, 2012

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Employment Agreement, dated March 7, 2012, between the Company and Edward J. Quilty
10.2	Employment Agreement, dated March 7, 2012, between the Company and John E. Yetter, CPA
10.3	Employment Agreement, dated March 7, 2012, between the Company and Robert C. Cole
10.4	Employment Agreement, dated March 8, 2012, between the Company and Barry J. Wolfenson
10.5	Employment Agreement, dated March 12, 2012, between the Company and Frederic Eigner